UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 25, 2008

VIASPACE Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-110680	76-0742386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

171 North Altadena Drive, Suite 101, Pasadena, California		91107
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-768-3360

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 25, 2008, VIASPACE Inc. (the "Company") and La Jolla Cove Investors, Inc. (the "Lender") entered into an Amendment to Settlement Agreement and General Release (the "Amendment"). The Company was obligated to pay the Lender $230,389.26 on June 9, 2008 in connection with the Lender’s $300,000 loan to the Company evidenced by a promissory note issued by the Company to the Lender in January 2008 (the "January Loan") and the Settlement Agreement and General Release entered into by the Company and the Lender on March 25, 2008 (the "Settlement Agreement"). The Settlement Agreement was entered into to settle repayment of remaining amounts owed under the January Loan, as previously described more fully in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.

Pursuant to the Amendment, the Company was required to pay $150,000 to the Lender on June 25, 2008 (the "June Repayment") in exchange for an extension of time to repay the remaining $79,015.59 (the "Remaining Loan Amount") that would remain owing after the June Repayment under the Settlement Agreement and the January Loan. The Remaining Loan Amount will accrue interest in the amount of 9.75% per annum. The Company is obligated to pay the Lender (inclusive of interest) $79,648.79 when repayment of the Remaining Loan Amount is made on July 25, 2008.

In addition to and as required under the Amendment, on June 25, 2008, Dr. Carl Kukkonen, the Company’s Chief Executive Officer, entered into a Continuing Personal Guaranty (the "Guaranty") with the Lender whereby Dr. Kukkonen personally guaranteed repayment of the outstanding amounts due to the Lender under the Settlement Agreement, as amended, and the January Loan.

A copy of the Amendment is included as Exhibit 10.1 and is incorporated herein by reference. In addition, the Guaranty is included as Exhibit 10.2 and is incorporated herein by reference. The foregoing descriptions of the Amendment and the Guaranty are qualified in their entirety by reference to the full text of the respective agreements.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

10.1 Amendment to Settlement Agreement and General Release between La Jolla Cove Investors, Inc. and the Company dated June 25, 2008
10.2 Continuing Personal Guaranty between La Jolla Cove Investors, Inc. and Carl Kukkonen dated June 25, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.

July 1, 2008	By:	/s/ Stephen J. Muzi

Name: Stephen J. Muzi
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment to Settlement Agreement and General Release dated June 25, 2008 betweent La Jolla Cove Investors, Inc. and the Company
10.2	Continuing Personal Guaranty dated June 25, 2008 between La Jolla Cove Investors, Inc. and Dr. Carl Kukkonen